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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) March 14, 1995


                               CONMED CORPORATION

             (Exact name of registrant as specified in its charter)


            New York                        0-16093              16-0977505
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(State or other jurisdiction of           (Commission         (I.R.S. Employer
 incorporation or organization)           File Number)       Identification No.)

    310 Broad Street, Utica, New York                                13501
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(Address of principal executive offices)                           (Zip Code)


                                 (315) 797-8375
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              (Registrant's telephone number, including area code)




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         (Former name or former address, if changes since last report)

Item 2.  Acquisition or Disposition of Assets

         On March 14, 1995, the CONMED Corporation (CONMED) acquired Birtcher Medical Systems, Inc. (Birtcher). Birtcher is a manufacturer and distributor of electrosurgery equipment and supplies.

         CONMED acquired Birtcher through a merger with a subsidiary of CONMED. As a result of the merger, Birtcher became a wholly owned subsidiary of CONMED, and each share of Birtcher common stock, no par value, was converted into one twelfth (1/12) of a share of CONMED common stock, $.01 par value per share, and each share of Series A Preferred Stock of Birtcher was converted into one half (1/2) of a share of CONMED Common Stock. Approximately 1,080,000 shares of CONMED Common Stock were issued to effect the merger.

         In connection with the acquisition, CONMED entered into a revised Term Loan Agreement with The Chase Manhattan Bank N.A. and Fleet Bank providing up to $30,000,000 in credit facilities. Additionally, the Company entered into a $10,000,000 Revolving Credit Agreement with the same banks. The Company has utilized $20,000,000 of the Term Loan facility to refinance the Company's and Birtcher's existing bank debt and to liquidate certain outstanding liabilities of Birtcher.

Item 7.  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

         It is impracticable for the Registrant to provide at this time any of the financial statements required by this item. The Registrant will file the required financial statements as soon as practicable and, in any event, within sixty (60) days after the required filing date of this report.

(b) Pro Forma Financial Information

        See Item 7(a) above.

(c) Exhibits

         1) Merger agreement among CONMED Corporation, CONMED Acquisition Corporation and Birtcher Medical Systems, Inc.

         2) Credit Agreement - Term Loan Facility among CONMED Corporation, the Banks and The Chase Manhattan Bank, N.A. as Agent.

         3)  Credit   Agreement  -  Revolving   Credit   Facility  among  CONMED
Corporation, the Banks and The Chase Manhattan Bank, N.A. as Agent.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                CONMED CORPORATION



                                                By: /s/  Robert D. Shallish, Jr.
                                                    ----------------------------
                                                     Vice President-Finance



Dated:    March 27, 1995